UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

       SALOMON BROTHERS
       Variable Series Funds Inc


   Annual
   Report
   2003
   DECEMBER 31, 2003

 . STRATEGIC BOND FUND


                                   [GRAPHIC]

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                                Table of Contents


LETTER FROM THE CHAIRMAN..............................................  1

LETTER FROM THE MANAGER...............................................  2

HISTORICAL PERFORMANCE................................................  5

SCHEDULE OF INVESTMENTS...............................................  6

STATEMENT OF ASSETS AND LIABILITIES................................... 18

STATEMENT OF OPERATIONS............................................... 19

STATEMENTS OF CHANGES IN NET ASSETS................................... 20

NOTES TO FINANCIAL STATEMENTS......................................... 21

FINANCIAL HIGHLIGHTS.................................................. 27

REPORT OF INDEPENDENT AUDITORS........................................ 28

TAX INFORMATION....................................................... 28

ADDITIONAL INFORMATION................................................ 29

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                            Letter from the Chairman


[PHOTO]

R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and
Chief Executive Officer

DEAR SHAREHOLDER,

We are pleased to provide you with the annual report for the Salomon Brothers Variable Series Funds Inc -- Strategic Bond Fund.

Given the rallies in the U.S. high-yield and sovereign debt markets over the year, the Strategic Bond Fund performed particularly well during the period due to the portfolio's strategic allocations within these markets. U.S. Treasury bond prices advanced prior to the summer, but they subsequently fluctuated in reaction to signs that economic growth had picked up.

Especially in this environment of four-decade-low money market yields, higher-yielding bonds in U.S. and emerging markets may seem even more appealing to some investors. Higher-yield bonds, however, carry more credit risk than investment-grade issues, and international issues are subject to economic, political and currency risks. That is why we believe it is critical to perform a thorough analysis before carefully choosing these bonds. In our opinion, this is all the more reason why investing in high-yield bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification and thorough credit analysis that is so important in managing risk.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during the period may have affected fund performance.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2004

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                                Manager Overview
[PHOTO]

Peter J. Wilby


Peter J. Wilby, CFA
Executive Vice President

[PHOTO]

Roger Lavan

Roger M. Lavan, CFA
Executive Vice President

[PHOTO]

David J. Scott


David J. Scott
Co-Portfolio Manager



                             PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                                  (unaudited)

                                                     6 Months 12 Months

Class I shares                                        3.38%    13.23%

Citigroup Broad Investment Grade Bond Index           0.19%     4.20%

Lipper Global Income Variable Funds Category Average  4.98%    14.80%

  All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

  The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund.

  All index performance reflects no deduction for fees, expenses or taxes. The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 28 funds for the six- and 12- month periods in the global income variable funds category.

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund's/1/ Class I shares returned 13.23%. In comparison, the Citigroup Broad Investment Grade Bond Index/i/ benchmark returned 4.20% for the same period. The portfolio's higher exposure to high-yielding bonds and lower exposure to U.S. Treasury bonds contributed to its performance. However, the fund underperformed its Lipper global income funds category average, which was 14.80% for the same period./2/

MARKET OVERVIEW

When 2003 began, concerns about the U.S. economy and stock market volatility, coupled with expectations that interest rates would decrease, triggered investor demand for fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities gained ground over the first five months of the period.

The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggesting that gross domestic product ("GDP")/ii/ growth was stronger than expected generated concerns that inflation could pick up. This led investors to question whether the Fed's rate-cutting cycle had run its course, which contributed to a decline in prices of bonds. The decline was exacerbated due to selling from investors holding mortgage-backed securities ("MBS") in their portfolios.

Prices of U.S. Treasuries bounced back to an extent in September, although concerns about rising interest rates resurfaced after the Commerce Department released preliminary third-quarter data. According to estimates that were revised upward late in the quarter, real gross domestic product increased 8.2% over the third quarter, the strongest quarterly growth rate in over 20 years./iii/

For the fourth quarter, U.S. Treasury bonds generated slightly negative total returns as concerns about stronger economic growth caused bond yields to rise and prices to decline, particularly during October. Shorter-term U.S. Treasuries and U.S. agency securities held up better. In contrast, U.S. high-yield and emerging markets bonds rallied as their performance has typically been more highly correlated to the credit strength of bond issuers and improving corporate earnings than to interest rate movements.

FACTORS IMPACTING PERFORMANCE OF HIGH YIELD BONDS/iv/

U.S. high-yield bonds benefited from a favorable reception to corporate earnings results from investors, continued low default rates versus 2002, and strong infusion of cash into the market. Over the period, the Citigroup High Yield Market Index/v/ returned 30.62%.

Furthermore, as of the end of the period, the markets of all individual markets represented by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/vi/ had generated positive total returns over the 12-month period. The sovereign debt market benefited from strong cash inflows, signs of global economic growth and stable commodity prices, including metals, gold and oil -- important drivers of export revenues for many emerging market economies. Over the period, emerging markets debt returned a strong 28.83%, as measured by the performance of the EMBI+.


/1/ The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the performance of the fund. Past performance is not indicative of future results.
/2/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 28 funds in the high current yield variable funds category including the reinvestment of dividends and capital gains, if any.

The portfolio's allocation to higher-yielding bonds provided it with favorable yields, which, in the managers' view, should continue to benefit the portfolio over the long term if corporate earnings continue to improve and interest rates remain within the same range seen over the fourth quarter of 2003.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc -- Strategic Bond Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Peter J. Wilby             /s/ Roger Lavan              /s/ D. J. Scott
Peter J. Wilby, CFA            Roger M. Lavan, CFA          David J. Scott
Executive Vice President       Executive Vice President     Co-Portfolio Manager


January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2003, and are subject to change. Please refer to pages 6 through 17 for a list and percentage breakdown of the fund's holdings.
All index performance reflects no deduction for fees, expenses or taxes.
RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

/i/ The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
/ii/ Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/iii/ Source: Bureau of Economic Analysis.
/iv/ RISK: High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.
/v/ The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
/vi/ The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

The following graph depicts the performance of the Strategic Bond Fund - Class I Shares versus the Citigroup Broad Investment Grade Bond Index (formerly known as Salomon Smith Barney Investment Grade Bond Index). It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

     HISTORICAL PERFORMANCE (unaudited)
     SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND - CLASS I SHARES Comparison of $10,000 Investment in the Fund with the Citigroup Broad Investment Grade Bond Index

                                [CHART]

             Strategic           Citigroup
             Bond Fund -       Broad Investment
           Class I Shares      Grade Bond Index
           --------------     -------------------
 2/17/98      $10,000            $10,000
   12/98       10,618             10,684
   12/99       10,657             10,595
   12/00       11,436             11,823
   12/01       12,226             12,830
   12/02       13,307             14,124
12/31/03       15,068             14,717


    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent to this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

 Average Annual Total Returns - Class I Shares+ (unaudited)

                      Twelve Months Ended 12/31/03 13.23%
                      -----------------------------------
                      Five Years Ended 12/31/03     7.25
                      -----------------------------------
                      2/17/98* through 12/31/03     7.24
                      -----------------------------------

 Cumulative Total Return - Class I Shares+ (unaudited)

                        2/17/98* through 12/31/03 50.68%
                        --------------------------------

 +Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent to this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
* Commencement of operations.

         Schedule of Investments
         December 31, 2003


   Face
  Amount                        Security                           Value
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 27.1%
            U.S. Treasury Notes:
$    10,000  4.750% due 2/15/04 (a)........................... $      10,048
    500,000  4.625% due 5/15/06 (a)(b)........................       530,078
  2,000,000  3.500% due 11/15/06 (a)(b).......................     2,067,892
            U.S. Treasury Bonds:
     10,000  6.125% due 11/15/27 (b)..........................        11,277
     35,000  5.500% due 8/15/28 (b)...........................        36,467
    250,000  5.250% due 2/15/29 (b)...........................       252,285
    500,000  6.125% due 8/15/29 (b)...........................       566,758
    225,000  5.375% due 2/15/31 (b)...........................       234,712
  4,000,000 Federal Home Loan Mortgage Corp. (FHLMC), Gold
             5.000% due 30 years (c)(d).......................     3,948,752
            Federal National Mortgage Association (FNMA):
  7,500,000  5.000%, 30 years (c)(d)..........................     7,422,660
  3,000,000  5.500%, 30 years (c)(d)..........................     3,039,375
  6,675,000  6.000%, 30 years (c)(d)..........................     6,900,281
  2,000,000  6.500%, 30 years (c)(d)..........................     2,091,876
  6,500,000  7.000%, 30 years (c)(d)..........................     6,883,903
     32,397  8.000% due 7/1/30................................        35,036
      3,011  7.500% due 8/1/30................................         3,218
     15,482  8.000% due 8/1/30................................        16,744
     56,479  7.500% due 9/1/30................................        60,374
      9,877  8.000% due 9/1/30................................        10,682
     63,964  7.500% due 11/1/30...............................        68,376
     29,528  8.000% due 1/1/31................................        31,934
     77,060  7.500% due 2/1/31................................        82,375
                                                               -------------
            TOTAL U.S. GOVERNMENT AGENCIES AND
            OBLIGATIONS (Cost -- $33,409,941).................    34,305,103
                                                               -------------

ADJUSTABLE RATE MORTGAGE SECURITIES -- 0.4%
    450,000 Amortizing Residential Collateral Trust, Series
             2002-BC6, Class M2, 2.341% due 8/25/32 (e)
            (Cost -- $430,859)................................       447,541
                                                               -------------

ASSET-BACKED SECURITIES -- 1.8%
    500,000 Bayview Financial Acquisition Trust, Series
             2001-CA, Class M3, 2.391% due 8/25/36 (e)(f).....       489,375
    250,000 Credit Suisse First Boston Mortgage, Series
             2001-HE12, Class M2, 2.361% due 9/25/31 (e)......       249,929
            First Consumers Master Trust, Class A:
     90,650  Series 1999-A, 5.800% due 12/15/05 (f)...........        88,087
     43,492  Series 2001-A, 1.473% due 9/15/08 (e)............        41,406
    301,171 Green Tree Financial Corp., Series 1997-6, Class
             A8, 7.070% due 1/15/29...........................       313,716
    400,000 Merit Securities Corp., Series 11PA, Class B2,
             2.641% due 9/28/32 (e)(f)........................       354,500
            Metris Master Trust, Class B:
    360,000  Series 2001-2, 2.229% due 11/20/09 (e)...........       323,585
     50,000  Series 2001-3, 2.049% due 7/21/08 (e)............        49,096
    110,000  Series 2001-4A, 2.549% due 8/20/08 (e)...........       107,788
    250,000 Residential Asset Securities Corp., Series
             2002-KS2, Class MII2, 2.241% due 4/25/32 (e).....       250,159
     62,128 Sasco Arc Co., Series 2003-3, Class A, 7.750% due
             4/27/33 (f)......................................        61,662
                                                               -------------
            TOTAL ASSET-BACKED SECURITIES (Cost -- $2,303,531)     2,329,303
                                                               -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                        Security                           Value
----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
$   493,349 FANNIE MAE-ACES, Series 2000-M1, Class A, 7.377%
             due 1/17/13 (e).................................. $     523,177
     78,089 Mid-State Trust, Series 6, Class A1, 7.340% due
             7/1/35...........................................        82,815
                                                               -------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost
            -- $572,115)......................................       605,992
                                                               -------------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
            COMM:
    440,101  Series 2001-J2A, Class A1, 5.447% due 7/16/34 (f)       454,249
    250,000  Series 2003-FL9, Class E, 2.163% due 11/15/15
               (e)(f).........................................       250,000
    125,000 Commercial Mortgage Asset Trust, Series 1999-C1,
             Class C, 7.350% due 1/17/32......................       145,957
  6,738,661 First Union National Bank Commercial Mortgage,
             Series 2000-C1, Class IO, 0.536% due 5/17/32
             (e)(g)...........................................       224,451
                                                               -------------
            TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost
            -- $1,055,809)....................................     1,074,657
                                                               -------------

CORPORATE BONDS AND NOTES -- 25.8%
Basic Industry -- 3.1%
    150,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09.......       167,250
    175,000 Airgas Inc., 9.125% due 10/1/11...................       197,312
    125,000 Anchor Glass Container Corp., Sr. Secured Notes,
             11.000% due 2/15/13..............................       145,625
     50,000 Appleton Papers Inc., Series B, 12.500% due
             12/15/08.........................................        56,750
     50,000 Applied Extrusion Technologies, Inc., Series B,
             10.750% due 7/1/11 (b)...........................        41,750
    100,000 Berry Plastics Corp., 10.750% due 7/15/12.........       115,625
    200,000 Bowater Inc., Notes, 6.500% due 6/15/13 (b).......       194,438
            Buckeye Technologies Inc., Sr. Sub. Notes:
    100,000  9.250% due 9/15/08 (b)...........................       101,750
     50,000  8.000% due 10/15/10..............................        49,250
     60,000 Compass Minerals Group Inc., 10.000% due 8/15/11..        67,500
    250,000 Domtar Inc., Notes, 5.375% due 12/1/13............       247,943
    100,000 FMC Corp., Secured Notes, 10.250% due 11/1/09.....       117,500
    100,000 Huntsman Advanced Materials LLC, Secured Notes,
             11.000% due 7/15/10 (f)..........................       111,000
     25,000 Huntsman ICI Chemicals, 10.125% due 7/1/09 (b)....        25,875
    100,000 Huntsman International LLC, 9.875% due 3/1/09.....       110,000
     50,000 Imco Recycling Inc., Sr. Secured Notes, 10.375%
             due 10/15/10 (f).................................        51,625
    125,000 ISP Chemco Inc., Series B, 10.250% due 7/1/11.....       141,250
    100,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11..       113,750
    125,000 Lyondell Chemical Co., Sr. Secured Notes, 11.125%
             due 7/15/12 (b)..................................       139,375
    125,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12.....       140,000
    135,000 Millennium America Inc., 9.250% due 6/15/08 (b)...       147,825
    175,000 Plastipak Holdings Inc., 10.750% due 9/1/11.......       195,562
     50,000 Pliant Corp., Sr. Secured Notes, 11.125% due
             9/1/09...........................................        54,250
    150,000 Radnor Holdings Corp., Sr. Notes, 11.000% due
             3/15/10 (b)......................................       137,625
    150,000 Resolution Performance Products LLC, Sr. Notes,
             9.500% due 4/15/10 (b)...........................       153,000
            Rhodia S.A.:
     50,000  Sr. Notes, 7.625% due 6/1/10 (f).................        48,250
     75,000  Sr. Sub. Notes, 8.875% due 6/1/11 (b)(f).........        69,375
            Stone Container Corp., Sr. Notes:
     50,000  9.750% due 2/1/11................................        55,500
    125,000  8.375% due 7/1/12................................       136,250
    125,000 Tembec Industries Inc., 8.625% due 6/30/09........       129,375
    100,000 Westlake Chemical Corp., 8.750% due 7/15/11 (f)...       110,000
    250,000 WMC Finance USA, 5.125% due 5/15/13...............       246,914
    125,000 Wolverine Tube Inc., Sr. Notes, 7.375% due 8/1/08
             (f)..............................................       116,250
                                                               -------------
                                                                   3,935,744
                                                               -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                        Security                           Value
----------------------------------------------------------------------------
Consumer Cyclical -- 1.9%
$   200,000 Cole National Group, Inc., Sr. Sub. Notes, 8.625%
             due 8/15/07...................................... $     205,000
     50,000 Courtyard By Marriott II L.P., Sr. Notes, Series
             B, 10.750% due 2/1/08............................        50,437
    200,000 CSK Auto Inc., 12.000% due 6/15/06................       230,500
    150,000 Eye Care Centers of America, 9.125% due 5/1/08....       150,750
            Felcor Lodging L.P.:
     25,000  10.000% due 9/15/08..............................        27,125
    125,000  9.000% due 6/1/11................................       136,250
    170,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due
             5/1/08...........................................       176,800
     50,000 HMH Properties Inc., Series B, 7.875% due 8/1/08..        52,250
            Host Marriott L.P.:
    100,000  Series E, 8.375% due 2/15/06.....................       107,125
     50,000  Series I, 9.500% due 1/15/07.....................        55,875
    100,000 Interface Inc., Sr. Sub. Notes, Series B, 9.500%
             due 11/15/05 (b).................................        97,500
    100,000 John Q. Hammons Hotels, L.P., 1st Mortgage,
             Series B, 8.875% due 5/15/12.....................       110,750
    100,000 Leslie's Poolmart, Sr. Notes, Series B, 10.375%
             due 7/15/08......................................       100,500
            Levi Strauss & Co., Sr. Notes:
     95,000  11.625% due 1/15/08 (b)..........................        62,462
     80,000  12.250% due 12/15/12 (b).........................        52,400
    225,000 Limited Brands, Debentures, 6.950% due 3/1/33.....       245,502
     75,000 Meristar Hospitality Corp., 9.125% due 1/15/11 (b)        79,875
     25,000 MeriStar Hospitality Operating Partnership,
             10.500% due 6/15/09..............................        27,250
     75,000 Petco Animal Supplies Inc., Sr. Sub. Notes,
             10.750% due 11/1/11..............................        88,125
    100,000 Saks Inc., 9.875% due 10/1/11 (b).................       119,500
     75,000 Sbarro Inc., 11.000% due 9/15/09 (b)..............        59,625
    100,000 Starwood Hotels & Resorts Worldwide Inc., 7.875%
             due 5/1/12.......................................       113,000
     75,000 Tropical Sportswear International Corp., Series
             A, 11.000% due 6/15/08 (b).......................        61,125
                                                               -------------
                                                                   2,409,726
                                                               -------------
Consumer Non-Cyclical -- 4.8%
    100,000 aaiPharma Inc., 11.000% due 4/1/10................       114,000
            Ahold Finance USA Inc.:
     25,000  6.875% due 5/1/29................................        22,437
     75,000  Notes, 8.250% due 7/15/10........................        82,125
     70,930 Ahold Lease USA Inc., Series A-1, 7.820% due
             1/2/20 (e).......................................        71,683
     50,000 Ameripath Inc., 10.500% due 4/1/13 (b)............        53,500
    125,000 Ameristar Casinos Inc., 10.750% due 2/15/09.......       144,375
     44,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08.        44,220
    150,000 Athena Neurosciences Finance LLC, 7.250% due
             2/21/08..........................................       135,450
     75,000 Brown Jordan International Inc., Series B,
             12.750% due 8/15/07..............................        61,875
            Caesars Entertainment Inc.:
     50,000  Sr. Notes, 7.000% due 4/15/13....................        53,625
             Sr. Sub. Notes:
     75,000    7.875% due 3/15/10 (b).........................        83,438
    125,000    8.125% due 5/15/11 (b).........................       140,781
    100,000 Chumash Casino & Resort Enterprise, Sr. Notes,
             9.250% due 7/15/10 (f)...........................       111,000
    100,000 Coast Hotels & Casinos Inc., 9.500% due 4/1/09....       106,250
    100,000 Constellation Brands Inc., Series B, 8.125% due
             1/15/12..........................................       110,000
    100,000 Del Monte Corp., Series B, 9.250% due 5/15/11.....       111,000
     75,000 Doane Pet Care Co., Sr. Sub. Notes, 9.750% due
             5/15/07 (b)......................................        67,500
    150,000 Dole Foods Co. Inc., Sr. Notes, 8.875% due 3/15/11       165,375
    125,000 Extendicare Health Services Inc., 9.500% due
             7/1/10...........................................       139,375
     25,000 Fleming Cos. Inc., 10.125% due 4/1/08 (h).........         5,625
    100,000 Herbst Gaming Inc., Sr. Secured Notes, Series B,
             10.750% due 9/1/08...............................       113,000
     25,000 Holmes Group Inc., Series B, 9.875% due 11/15/07..        25,937
    180,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08...       182,925

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                        Security                           Value
----------------------------------------------------------------------------
Consumer Non-Cyclical -- 4.8% (continued)
$   125,000 Horseshoe Gaming Holding Corp., Series B, 8.625%
             due 5/15/09...................................... $     132,656
    275,000 Humana Inc., Sr. Notes, 6.300% due 8/1/18.........       290,191
    160,000 IASIS Healthcare Corp., 13.000% due 10/15/09......       180,800
    125,000 Icon Health & Fitness, 11.250% due 4/1/12.........       136,875
    100,000 InSight Health Services Corp., Series B, 9.875%
             due 11/1/11......................................       106,500
    100,000 Jafra Cosmetics International Inc., 10.750% due
             5/15/11..........................................       110,250
    225,000 Kellogg Co., Notes, Series B, 6.600% due 4/1/11...       252,523
    140,000 Kraft Foods Inc., Notes, 5.625% due 11/1/11.......       147,744
    205,000 MGM Mirage Inc., 9.750% due 6/1/07................       234,725
    125,000 North Atlantic Trading Co., Series B, 11.000% due
             6/15/04..........................................       119,687
     14,722 Nutritional Sourcing Corp., Notes, 10.125% due
             8/1/09...........................................         9,643
    130,000 Playtex Products Inc., 9.375% due 6/1/11..........       131,950
    150,000 Premier International Foods PLC, Sr. Notes,
             12.000% due 9/1/09...............................       165,000
            Rite Aid Corp.:
     25,000  11.250% due 7/1/08...............................        28,000
     75,000  Debentures, 6.875% due 8/15/13 (b)...............        72,375
     75,000  Notes, 7.125% due 1/15/07 (b)....................        76,875
    200,000 Safeway Inc., Debentures, 7.250% due 2/1/31.......       220,206
    100,000 Sealy Mattress Co., Sr. Sub. Notes, Series B,
             9.875% due 12/15/07..............................       104,000
            Station Casinos Inc.:
     50,000  Sr. Notes, 8.375% due 2/15/08....................        53,813
     50,000  Sr. Sub. Notes, 8.875% due 12/1/08...............        52,000
    125,000 Sun International Hotels Ltd., 8.875% due 8/15/11.       137,188
    125,000 Sybron Dental Specialties Inc., 8.125% due 6/15/12       136,563
    125,000 Tempur-Pedic Inc., Sr. Sub. Notes, 10.250% due
             8/15/10 (f)......................................       140,000
            Tenet Healthcare Corp.:
    100,000  Notes, 7.375% due 2/1/13.........................       101,000
     25,000  Sr. Notes, 6.875% due 11/15/31...................        22,500
     25,000 Triad Hospitals Inc., Series B, 8.750% due 5/1/09.        27,219
    125,000 Turning Stone Casino Resort Enterprise, Sr.
             Notes, 9.125% due 12/15/10 (f)...................       136,563
    200,000 United Industries Corp., Series D, 9.875% due
             4/1/09...........................................       210,500
    125,000 Vanguard Health Systems Inc., 9.750% due 8/1/11...       136,250
    125,000 Venetian Casino Resort LLC, 11.000% due 6/15/10...       145,625
    125,000 Vicar Operating Inc., 9.875% due 12/1/09..........       139,375
                                                               -------------
                                                                   6,104,092
                                                               -------------
Energy -- 2.6%
    125,000 BRL Universal Equipment, Sr. Secured, 8.875% due
             2/15/08..........................................       134,688
    200,000 Devon Financing Corp., ULC, 6.875% due 9/30/11 (b)       227,131
            Dynegy Holdings Inc.:
     25,000  Debentures, 7.125% due 5/15/18...................        21,563
    300,000  Sr. Secured Notes, 9.875% due 7/15/10 (f)........       339,000
            El Paso Corp.:
     50,000  Notes, 7.875% due 6/15/12 (b)....................        47,500
    225,000  Sr. Notes, 7.375% due 12/15/12 (b)...............       208,125
            Forest Oil Corp.:
     75,000  7.750% due 5/1/14................................        79,688
    250,000  Sr. Notes, 8.000% due 12/15/11...................       274,375
    100,000 Hanover Compressor Co., Sub. Notes, zero coupon
             due 3/31/07......................................        74,000
     34,000 Key Energy Services, Inc., Series B, 14.000% due
             1/15/09..........................................        36,635
    175,000 Magnum Hunter Resources Inc., 9.600% due 3/15/12..       199,500
     20,000 Nuevo Energy Co., Sr. Sub. Notes, Series B,
             9.375% due 10/1/10...............................        22,050
    100,000 Pogo Producing Co., Sr. Sub. Notes, Series B,
             8.250% due 4/15/11...............................       112,000

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                        Security                           Value
----------------------------------------------------------------------------
Energy -- 2.6% (continued)
            Pride International Inc., Sr. Notes:
$    50,000  9.375% due 5/1/07 (b)............................ $      51,625
     50,000  10.000% due 6/1/09...............................        53,875
    100,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due
             12/15/11.........................................       109,500
    125,000 Swift Energy Co., Sr. Sub. Notes, 10.250% due
             8/1/09...........................................       136,250
    275,000 Valero Energy Corp., Notes, 4.750% due 6/15/13....       261,077
            Vintage Petroleum Inc., Sr. Sub. Notes:
    100,000  9.750% due 6/30/09...............................       105,750
     75,000  7.875% due 5/15/11 (b)...........................        79,500
    100,000 Western Gas Resources Inc., 10.000% due 6/15/09...       108,000
    125,000 Westport Resources Corp., 8.250% due 11/1/11......       138,125
            Williams Cos., Inc.:
             Notes:
     75,000    7.625% due 7/15/19.............................        78,844
     25,000    7.875% due 9/1/21..............................        26,500
    200,000    8.750% due 3/15/32.............................       227,000
     75,000  Sr. Notes, 8.625% due 6/1/10.....................        84,563
                                                               -------------
                                                                   3,236,864
                                                               -------------
Financials -- 3.3%
    400,000 Bank of America Corp., Sr. Notes, 4.875% due
             9/15/12 (b)......................................       402,755
    250,000 Capital One Financial Corp., Notes, 7.250% due
             5/1/06...........................................       270,671
    350,000 CIT Group Inc., Sr. Notes, 7.750% due 4/2/12......       414,153
    450,000 General Electric Capital Corp., Notes, 3.500% due
             5/1/08...........................................       450,905
    250,000 General Motors Acceptance Corp., Notes, 6.875%
             due 9/15/11......................................       269,686
    250,000 Household Finance Corp., Notes, 8.000% due 7/15/10       299,787
    300,000 Independence Community Bank Corp., Notes, 3.500%
             due 6/20/13 (e)..................................       289,826
    300,000 International Lease Finance Corp., Notes, 6.375%
             due 3/15/09......................................       330,855
    425,000 Lehman Brothers Holdings Inc., Notes, 3.500% due
             8/7/08...........................................       422,787
    350,000 Morgan Stanley, Notes, 6.600% due 4/1/12..........       391,523
    250,000 Standard Chartered Bank, Sub. Notes, 8.000% due
             5/30/31 (f)......................................       303,032
    300,000 Washington Mutual Financial Corp., Sr. Notes,
             6.875% due 5/15/11...............................       344,930
                                                               -------------
                                                                   4,190,910
                                                               -------------
Housing Related -- 0.2%
    275,000 Boston Properties Inc., Sr. Notes, 6.250% due
             1/15/13..........................................       295,599
                                                               -------------
Manufacturing -- 1.3%
    100,000 Alliant Techsystems Inc., 8.500% due 5/15/11......       110,500
    125,000 Blount Inc., 13.000% due 8/1/09...................       135,313
    175,000 Dana Corp., Notes, 7.000% due 3/1/29..............       174,781
    125,000 Eagle-Picher Industries Inc., Sr. Notes, 9.750%
             due 9/1/13 (f)...................................       135,625
     50,000 Fedders North America Inc., 9.375% due 8/15/07....        50,500
     75,000 Flowserve Corp., 12.250% due 8/15/10 (b)..........        87,375
            Ford Motor Credit Co., Notes:
    125,000  7.875% due 6/15/10...............................       139,849
     50,000  7.250% due 10/25/11..............................        54,310
    175,000 L-3 Communications Corp., 7.625% due 6/15/12......       190,531
     75,000 Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250%
             due 12/1/07......................................        75,000
    125,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09.........       138,438
    125,000 Tenneco Automotive Inc., Series B, 11.625% due
             10/15/09 (b).....................................       135,625
    100,000 Terex Corp., Series B, 10.375% due 4/1/11 (b).....       112,500
    125,000 TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13       143,438
                                                               -------------
                                                                   1,683,785
                                                               -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                           Security                            Value
-----------------------------------------------------------------------------------
Media/Cable -- 2.4%
               Charter Communications Holdings LLC:
                Sr. Discount Notes:
$   175,000       Zero coupon until 1/15/05, (11.750%
                   thereafter) due 1/15/10 (e).................... $     143,500
    275,000       Zero coupon until 4/1/04, (9.920% thereafter)
                   due 4/1/11 (e).................................       236,500
     75,000       Zero coupon until 5/15/06, (11.750%
                   thereafter) due 5/15/11 (e)....................        50,625
     50,000       Zero coupon until 1/15/07, (12.125%
                   thereafter) due 1/15/12 (e)....................        31,000
                Sr. Notes:
     75,000       8.250% due 4/1/07 (b)...........................        70,875
     50,000       10.750% due 10/1/09.............................        46,125
     25,000       10.000% due 5/15/11.............................        21,875
    225,000    Comcast Cable Communications Holdings Inc.,
                8.375% due 3/15/13................................       275,852
    200,000    CSC Holdings, Inc., Sr. Sub. Debentures, 9.875%
                due 4/1/23........................................       210,250
               Dex Media West LLC:
     50,000     Sr. Notes, 8.500% due 8/15/10 (f).................        55,938
     50,000     Sr. Sub. Notes, 9.875% due 8/15/13 (f)............        58,375
    125,000    DirecTV Holdings LLC, Sr. Notes, 8.375% due
                3/15/13...........................................       145,625
               Echostar DBS Corp., Sr. Notes:
     75,000     10.375% due 10/1/07...............................        82,594
     97,000     9.125% due 1/15/09................................       109,004
     75,000    Houghton Mifflin Co., Sr. Discount Notes, (zero
                coupon until 10/15/08, 11.500% thereafter) due
                10/15/13 (e)(f)...................................        47,813
               Insight Midwest L.P., Sr. Notes:
     85,000     10.500% due 11/1/10 (b)...........................        92,863
     25,000     10.500% due 11/1/10 (f)...........................        27,313
     50,000    Interep National Radio Sales Inc., Series B,
                10.000% due 7/1/08................................        44,500
    100,000    Lodgenet Entertainment Corp., Sr. Sub.
                Debentures, 9.500% due 6/15/13....................       110,000
    125,000    Mediacom Broadband LLC, 11.000% due 7/15/13 (b)....       140,938
    110,000    Nextmedia Operating Inc., 10.750% due 7/1/11.......       125,400
    100,000    R.H. Donnelley Finance Corp. I, 10.875% due
                12/15/12 (f)......................................       119,125
    125,000    Radio One Inc., Series B, 8.875% due 7/1/11........       138,438
    125,000    Telewest Communications PLC, Sr. Discount Notes,
                (zero coupon until 2/1/05, 11.375% thereafter)
                due 2/10/10 (b)(e)................................        61,875
    200,000    Time Warner Inc., 7.625% due 4/15/31...............       231,615
     25,000    Vertis Inc., Sr. Secured Notes, 9.750% due 4/1/09..        27,281
     75,000    Vivendi Universal SA, Sr. Notes, 9.250% due
                4/15/10 (f).......................................        89,250
     82,000    Yell Finance BV, Sr. Notes, 10.750% due 8/1/11 (b).        96,350
    150,000    Young Broadcasting Inc., 10.000% due 3/1/11........       162,375
                                                                   -------------
                                                                       3,053,274
                                                                   -------------
Services/Other -- 0.8%
               Allied Waste North America, Series B:
    100,000     8.875% due 4/1/08.................................       112,500
    125,000     9.250% due 9/1/12.................................       142,500
     75,000    Brand Services Inc., 12.000% due 10/15/12..........        87,094
               Iron Mountain Inc.:
    125,000     6.625% due 1/1/16.................................       122,188
     94,000     8.125% due 5/15/08................................        98,113
               Mail-Well I Corp.:
    100,000     9.625% due 3/15/12................................       111,500
     50,000     8.750% due 12/15/08 (b)...........................        50,125
    125,000    Muzak LLC, Sr. Notes, 10.000% due 2/15/09..........       133,750
    125,000    Sitel Corp., 9.250% due 3/15/06....................       123,125
                                                                   -------------
                                                                         980,895
                                                                   -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                        Security                           Value
----------------------------------------------------------------------------
Technology -- 0.3%
$   225,000 Lucent Technologies Inc., Debentures, 6.450% due
             3/15/29.......................................... $     178,031
     75,000 Seagate Technology HDD Holdings, 8.000% due
             5/15/09..........................................        81,188
            Unisys Corp., Sr. Notes:
     25,000  8.125% due 6/1/06................................        27,125
    125,000  7.875% due 4/1/08 (b)............................       130,156
                                                               -------------
                                                                     416,500
                                                               -------------
Telecom -- 2.8%
     75,000 ACC Escrow Corp., Sr. Notes, 10.000% due 8/1/11
             (f)..............................................        84,000
            Alamosa Delaware Inc.:
     81,250  11.000% due 7/31/10 (b)..........................        88,563
     67,911  Zero coupon until 7/31/05, (12.000% thereafter)
               due 7/31/09 (e)................................        61,459
    165,000 American Tower Corp., Sr. Notes, 9.375% due
             2/1/09 (b).......................................       176,550
     40,000 American Tower Escrow Corp., Discount Notes, zero
             coupon due 8/1/08................................        27,800
    175,000 AT&T Corp., Sr. Notes, 8.750% due 11/15/31........       205,205
    235,000 AT&T Wireless Services Inc., Sr. Notes, 8.750%
             due 3/1/31.......................................       290,975
    250,000 Cox Communications Inc., Notes, 7.750% due 11/1/10       298,220
            Crown Castle International Corp., Sr. Notes:
     50,000  9.000% due 5/15/11 (b)...........................        53,625
     35,000  9.375% due 8/1/11 (b)............................        39,025
    125,000  10.750% due 8/1/11 (b)...........................       141,250
     50,000  7.500% due 12/1/13 (f)...........................        50,500
    100,000 Dobson Communications Corp., Sr. Notes, 10.875%
             due 7/1/10.......................................       109,500
            Nextel Communications Inc., Sr. Notes:
    230,000  9.375% due 11/15/09 (b)..........................       251,850
    200,000  7.375% due 8/1/15................................       216,000
            Qwest Corp.:
     25,000  Debentures, 8.875% due 6/1/31....................        26,375
    150,000  Notes, 9.125% due 3/15/12 (f)....................       172,875
            Qwest Services Corp., Notes:
     75,000  13.500% due 12/15/10 (f).........................        91,500
    150,000  14.000% due 12/15/14 (f).........................       191,625
            SBA Communications Corp.:
     75,000  Sr. Discount Notes, (zero coupon until 12/1/07,
               9.750% thereafter) due 12/15/11 (e)(f).........        53,250
    175,000  Sr. Notes, 10.250% due 2/1/09....................       172,813
     50,000 Spectrasite Inc., Sr. Notes, 8.250% due 5/15/10...        53,625
            Sprint Capital Corp.:
    150,000  8.750% due 3/15/32...............................       177,827
    250,000  Notes, 8.375% due 3/15/12 (b)....................       292,539
     75,000 Viacom Inc., 6.625% due 5/15/11...................        85,269
    100,000 Western Wireless Corp., Sr. Notes, 9.250% due
             7/15/13..........................................       106,000
                                                               -------------
                                                                   3,518,220
                                                               -------------
Transportation -- 0.1%
     91,784 Continental Airlines Inc., Pass-Through
             Certificates, 6.541% due 9/15/08.................        86,279
     50,000 General Maritime Corp., Sr. Notes, 10.000% due
             3/15/13 (b)......................................        56,687
                                                               -------------
                                                                     142,966
                                                               -------------
Utilities -- 2.2%
            AES Corp.:
    100,000  Sr. Notes, 9.375% due 9/15/10 (b)................       111,375
     25,000  Sr. Sub. Notes, 8.375% due 8/15/07 (b)...........        25,437
     99,000 Allegheny Energy Supply Statutory Trust 2001,
             Secured, 10.250% due 11/15/07 (f)................       103,455
            Avon Energy Partners Holdings:
    225,000  Notes, 6.460% due 3/4/08 (f).....................       215,437
    100,000  Sr. Notes, 7.050% due 12/11/07 (f)...............        95,750

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                        Security                           Value
----------------------------------------------------------------------------
Utilities -- 2.2% (continued)
$   275,000 Calpine Canada Energy Finance ULC, 8.500% due
             5/1/08........................................... $     220,687
            Calpine Corp.:
             Sr. Notes:
     50,000    7.875% due 4/1/08 (b)..........................        39,250
     25,000    7.750% due 4/15/09 (b).........................        19,375
     25,000    8.625% due 8/15/10 (b).........................        19,625
     50,000  Sr. Secured Notes, 8.500% due 7/15/10 (f)........        49,000
    250,000 Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08..       251,427
    250,000 Edison Mission Energy, Sr. Notes, 9.875% due
             4/15/11..........................................       261,250
    300,000 Entergy Gulf States Inc., 1st Mortgage, 6.200%
             due 7/1/33 (f)...................................       286,217
    150,000 Mirant Americas Generation LLC, Sr. Notes, 9.125%
             due 5/1/31 (h)...................................       127,500
    260,000 Nisource Finance Corp., 7.625% due 11/15/05.......       284,174
    100,000 NRG Energy Inc., Sr. Secured Notes, 8.000% due
             12/15/13 (f).....................................       105,625
            Reliant Resources Inc., Sr. Secured Notes:
     75,000  9.250% due 7/15/10 (f)...........................        79,875
    125,000  9.500% due 7/15/13 (f)...........................       134,375
    375,000 United Utilities PLC, Bonds, 4.550% due 6/19/18...       335,126
                                                               -------------
                                                                   2,764,960
                                                               -------------
            TOTAL CORPORATE BONDS AND NOTES (Cost --
            $30,301,715)......................................    32,733,535
                                                               -------------

CONVERTIBLE CORPORATE BONDS -- 0.1%
Technology -- 0.0%
    100,000 Sanmina-SCI Corp., Sub. Debentures, zero coupon
             due 9/12/20......................................        51,250
                                                               -------------
Telecom -- 0.1%
     75,000 American Tower Corp., Notes, 5.000% due 2/15/10...        71,813
                                                               -------------
            TOTAL CONVERTIBLE CORPORATE BONDS (Cost --
            $78,431)..........................................       123,063
                                                               -------------

SOVEREIGN BONDS -- 15.5%
Brazil -- 2.3%
            Federative Republic of Brazil:
    425,000  12.000% due 4/15/10..............................       511,063
     80,000  9.250% due 10/22/10..............................        86,200
    475,000  12.250% due 3/6/30...............................       593,750
    150,000  DCB, Series L, 2.063% due 4/15/12 (e)............       136,125
  1,656,246  Series C, 8.000% due 4/15/14.....................     1,631,403
                                                               -------------
                                                                   2,958,541
                                                               -------------
Bulgaria -- 0.4%
            Republic of Bulgaria:
    175,000  8.250% due 1/15/15...............................       206,063
    321,429  Series A, FLIRB, 1.938% due 7/28/12 (e)..........       318,214
                                                               -------------
                                                                     524,277
                                                               -------------
Columbia -- 0.5%
            Republic of Columbia:
    325,000  8.625% due 4/1/08................................       352,625
    150,000  10.000% due 1/23/12..............................       164,625
    130,000  11.750% due 2/25/20..............................       157,300
                                                               -------------
                                                                     674,550
                                                               -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                        Security                           Value
----------------------------------------------------------------------------
Ecuador -- 0.5%
            Republic of Ecuador:
$   325,000  12.000% due 11/15/12............................. $     318,500
    350,000  7.000% due 8/15/30 (e)...........................       272,125
                                                               -------------
                                                                     590,625
                                                               -------------
France -- 2.0%
  2,000,000 Government of France, 3.500% due 1/12/08..........     2,535,350
                                                               -------------
Germany -- 3.6%
            Federal Republic of Germany:
  1,900,000  4.250% due 2/15/08...............................     2,470,516
  1,600,000  4.750% due 7/4/08................................     2,129,564
                                                               -------------
                                                                   4,600,080
                                                               -------------
Malaysia -- 0.1%
    150,000 Malaysia, 7.500% due 7/15/11......................       177,707
                                                               -------------
Mexico -- 1.7%
            United Mexican States:
     60,000  8.375% due 1/14/11...............................        71,325
  1,850,000  8.300% due 8/15/31...............................     2,081,250
                                                               -------------
                                                                   2,152,575
                                                               -------------
Panama -- 0.4%
            Republic of Panama:
    300,000  9.375% due 1/16/23...............................       328,500
    171,815  PDI, 1.938% due 7/17/16 (e)......................       149,479
                                                               -------------
                                                                     477,979
                                                               -------------
Peru -- 0.3%
            Republic of Peru:
    100,000  9.875% due 2/6/15................................       116,500
    250,000  FLIRB, 4.500% due 3/7/17 (e).....................       223,750
                                                               -------------
                                                                     340,250
                                                               -------------
Philippines -- 0.5%
    575,000 Republic of Philippines, 8.375% due 3/12/09.......       608,781
                                                               -------------
Russia -- 2.0%
            Russian Federation:
  1,015,000  8.250% due 3/31/10...............................     1,136,800
  1,400,375  5.000% due 3/31/30 (e)...........................     1,349,611
                                                               -------------
                                                                   2,486,411
                                                               -------------
Supra-National -- 0.3%
    340,000 Corporacion, Andina de Fomento, 6.875% due 3/15/12       377,970
                                                               -------------
Turkey -- 0.6%
            Republic of Turkey:
    445,000  11.500% due 1/23/12..............................       568,488
    130,000  11.000% due 1/14/13..............................       163,475
                                                               -------------
                                                                     731,963
                                                               -------------
Venezuela -- 0.3%
            Venezuela Republic:
    100,000  9.250% due 9/15/27...............................        91,250
     95,236  DCB, Series DL, 2.125% due 12/18/07 (e)..........        90,712
    249,990  FLIRB, Series A, 2.063% due 3/31/07 (e)..........       239,365
                                                               -------------
                                                                     421,327
                                                               -------------
            TOTAL SOVEREIGN BONDS (Cost -- $17,128,507).......    19,658,386
                                                               -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                           Security                           Value
------------------------------------------------------------------------------
FOREIGN CORPORATE BOND -- 0.1%
Malaysia -- 0.1%
              Petronas Capital Ltd., 7.000% due 5/22/12 (f)
  $100,000     (Cost -- $111,949)............................... $     114,133
                                                                 -------------

FOREIGN LOCAL GOVERNMENT BOND -- 0.4%
Italy -- 0.4%
   500,000    Italy, Region of Lombardy, 5.804% due 10/25/32
               (Cost -- $500,000)...............................       514,310
                                                                 -------------

LOAN PARTICIPATION -- 0.3%
Morocco -- 0.3%
   394,053    Kingdom of Morocco, Tranch A, 2.031% due 1/2/09
               (J.P. Morgan Chase & Co., CS First Boston Corp.)
               (e)(j) (Cost -- $360,362)........................       388,143
                                                                 -------------

 Shares
--------------
COMMON STOCK (i) -- 0.3%
     1,014    Axiohm Transaction Solutions Inc..................             0
     2,754    NTL Inc. (b)......................................       192,091
     1,978    Spectrasite Inc...................................        68,735
    19,797    UnitedGlobalCom Inc., Class A Shares (b)..........       167,875
                                                                 -------------
              TOTAL COMMON STOCK (Cost -- $369,113).............       428,701
                                                                 -------------

ESCROW SHARES (i)++ -- 0.0%
   125,000    Breed Technologies Inc............................             0
    26,481    Vlasic Foods International Inc....................         2,383
                                                                 -------------
              TOTAL ESCROW SHARES (Cost -- $0)..................         2,383
                                                                 -------------

PREFERRED STOCK -- 0.3%
       210    Alamosa Holdings Inc., Series B, 7.500% due
               7/31/13..........................................        65,240
       475    CSC Holdings Inc., Series H, 11.750% due 10/1/07..        49,519
     2,025    CSC Holdings Inc., Series M, 11.125% due 4/1/08...       213,131
                                                                 -------------
              TOTAL PREFERRED STOCK (Cost -- $285,466)..........       327,890
                                                                 -------------

Warrants/
 Rights
--------------
WARRANTS AND RIGHTS (i) -- 0.0%
        40    American Tower Escrow Corp. (Exercise price of
               $0.01 per share expiring 8/1/08. Each warrant
               exercisable for 14.095 shares of common stock)...         5,020
   114,845    Contifinancial Corp., Units of Interest,
               (Represents interests in a trust in the
               liquidation of ContiFinancial Corp. and its
               affiliates)++....................................         1,723
     1,250    Republic of Venezuela, PAR Rights, expiring
               4/15/20++........................................             0
              United Mexican States, Value Recovery Rights:
   250,000     Series B, expiring 6/30/04.......................         2,500
   250,000     Series C, expiring 6/30/05.......................           500
   250,000     Series D, expiring 6/30/06.......................           500
   250,000     Series E, expiring 6/30/07.......................           313
                                                                 -------------
              TOTAL WARRANTS AND RIGHTS (Cost -- $4,339)........        10,556
                                                                 -------------
              SUB-TOTAL INVESTMENTS (Cost -- $86,912,137).......    93,063,696
                                                                 -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                       Security                          Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.5%
COMMERCIAL PAPER (a) -- 22.7%
$1,215,000 Alpine Securitization Corp., yield 1.090% due
            1/12/04.......................................... $  1,214,595
 1,875,000 Bryant Park Funding LLC, yield 1.100% due 1/13/04.    1,874,312
 1,875,000 Clipper Receivables Corp., yield 1.080% due
            1/14/04..........................................    1,874,269
   935,000 DaimlerChrysler AG, yield 1.350% due 1/14/04......      934,544
 1,875,000 Edison Asset Securitization, yield 1.080% due
            1/14/04..........................................    1,874,269
 1,875,000 Eiffel Funding LLC, yield 1.100% due 1/12/04......    1,874,370
 1,875,000 Falcon Asset Securitization, yield 1.080% due
            1/13/04..........................................    1,874,325
   935,000 Four Winds Funding Corp., yield 1.220% due 1/14/04      934,588
   935,000 General Motors Acceptance Corp., yield 1.370% due
            1/14/04..........................................      934,537
 1,880,000 Jupiter Securitization Corp., yield 1.090% due
            1/13/04..........................................    1,879,317
 2,803,000 Market Street Funding Corp., yield 1.100% due
            1/14/04..........................................    2,801,887
 1,200,000 Polonius Inc., yield 1.100% due 1/12/04...........    1,199,597
 1,000,000 Scaldis Capital LLC, yield 1.090% due 1/12/04.....      999,667
 2,815,000 Tasman Funding Inc., yield 1.110% due 1/13/04.....    2,813,958
 1,875,000 Three Pillars Funding Corp., yield 1.090% due
            1/14/04..........................................    1,874,262
 1,875,000 Variable Funding Capital Corp., yield 1.080% due
            1/14/04..........................................    1,874,269
 1,875,000 Victory Receivables Corp., yield 1.110% due
            1/13/04..........................................    1,874,306
                                                              ------------
           TOTAL COMMERCIAL PAPER (Cost -- $28,707,072)......   28,707,072
                                                              ------------

REPURCHASE AGREEMENT (a) -- 3.8%
 4,819,000 Morgan Stanley, 0.820% due 1/2/04; Proceeds at
            maturity -- $4,819,220; (Fully collateralized by
            U.S. Treasury Strips, due 11/15/21 to 11/15/26;
            Market value -- $4,963,572) (Cost -- $4,819,000).    4,819,000
                                                              ------------
           TOTAL SHORT-TERM INVESTMENTS (Cost -- $33,526,072)   33,526,072
                                                              ------------
           TOTAL INVESTMENTS -- 100.0% (Cost --
           $120,438,209*).................................... $126,589,768
                                                              ============

--------
(a) Securities with an aggregated market value of $36,134,090 are segregated and/or held as collateral for to-be-announced securities ("TBA") and/or open futures contract commitments. (See Note 7).
(b) All or a portion of this security is on loan (See Note 9).
(c) Security acquired under mortgage dollar roll agreement. (See Note 8).
(d) Security is issued on a TBA basis (See Note 7).
(e) Rate shown reflects rate in effect at December 31, 2003 on instrument with variable rates or step coupon rates.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g) Interest only security.
(h) Security is currently in default.
(i) Non-income producing security.
(j) Participation interests were acquired through the financial institutions indicated parenthetically.
++ Security is valued in accordance with fair valuation procedures.
*  Aggregate cost for Federal income tax purposes is $121,137,563.

   Abbreviations used in this schedule:
   FLIRB -- Front-Loaded Interest Reduction Bonds
   DCB -- Debt Conversion Bonds
   PDI -- Past Due Interest

                      See Notes to Financial Statements.

         Loaned Securities Collateral
         December 31, 2003



   Face
  Amount                       Security                         Value
------------------------------------------------------------------------
$8,670,051 State Street Navigator Securities Lending Trust
            Prime Portfolio (Cost -- $8,670,051)............. $8,670,051
                                                              ==========

                      See Notes to Financial Statements.

         Statement of Assets and Liabilities
         December 31, 2003

ASSETS:
  Investments, at value (Cost -- $86,912,137).......................................... $ 93,063,696
  Short-term investments, at amortized cost............................................   33,526,072
  Loaned securities collateral, at value (Cost -- $8,670,051) (Note 9).................    8,670,051
  Foreign currency, at value (Cost -- $9,682)..........................................       10,225
  Cash.................................................................................          104
  Dividends and interest receivable....................................................    1,340,788
  Receivable for open forward foreign currency contracts (Note 6)......................      170,246
  Receivable for Fund shares sold......................................................       12,426
  Receivable for securities sold.......................................................          919
                                                                                        ------------
  Total Assets.........................................................................  136,794,527
                                                                                        ------------
LIABILITIES:
  Payable for securities purchased.....................................................   30,135,099
  Payable for loaned securities collateral (Note 9)....................................    8,670,051
  Payable for open forward foreign currency contracts (Note 6).........................      499,820
  Management fee payable...............................................................       61,470
  Payable for Fund shares reacquired...................................................       47,649
  Deferred dollar roll income..........................................................       37,299
  Payable to broker -- variation margin................................................        5,000
  Administration fee payable...........................................................        4,098
  Accrued expenses.....................................................................       57,067
                                                                                        ------------
  Total Liabilities....................................................................   39,517,553
                                                                                        ------------
Total Net Assets....................................................................... $ 97,276,974
                                                                                        ============
NET ASSETS:
  Par value of capital shares.......................................................... $      8,936
  Capital paid in excess of par value..................................................   91,549,387
  Overdistributed net investment income................................................     (381,204)
  Accumulated net realized gain on investment transactions and futures contracts.......      300,079
  Net unrealized appreciation of investments, futures contracts and foreign currencies.    5,799,776
                                                                                        ------------
Total Net Assets....................................................................... $ 97,276,974
                                                                                        ============
Shares Outstanding -- Class I..........................................................    8,936,130
                                                                                        ------------
Net Asset Value -- Class I.............................................................       $10.89
                                                                                        ------------

                      See Notes to Financial Statements.

         Statement of Operations
         For the Year Ended December 31, 2003

 INVESTMENT INCOME:
   Interest....................................................... $ 5,486,543
                                                                   -----------
 EXPENSES:
   Management fee (Note 2)........................................     690,901
   Custody........................................................      66,043
   Shareholder communications.....................................      51,987
   Administration fee (Note 2)....................................      46,060
   Audit and legal................................................      43,752
   Directors' fees................................................       8,822
   Amortization of deferred organization expenses.................         811
   Registration fees..............................................         500
   Shareholder servicing fees.....................................          99
   Other expenses.................................................      11,538
                                                                   -----------
   Total Expenses.................................................     920,513
                                                                   -----------
 Net Investment Income............................................   4,566,030
                                                                   -----------
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
 FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
   Realized Gain From:
    Investment transactions.......................................   3,559,294
    Futures contracts.............................................      71,665
    Foreign currency transactions.................................      74,041
                                                                   -----------
   Net Realized Gain..............................................   3,705,000
                                                                   -----------
   Change in Net Unrealized Appreciation From:
    Investments...................................................   3,334,269
    Foreign Currencies............................................    (302,679)
                                                                   -----------
   Increase in Net Unrealized Appreciation........................   3,031,590
                                                                   -----------
 Net Gain on Investments, Futures Contracts and Foreign Currencies   6,736,590
                                                                   -----------
 Increase in Net Assets From Operations........................... $11,302,620
                                                                   ===========

                      See Notes to Financial Statements.

         Statements of Changes in Net Assets
         For the Years Ended December 31,

                                                                         2003          2002
                                                                     ------------  ------------
OPERATIONS:
  Net investment income............................................. $  4,566,030  $  3,696,580
  Net realized gain (loss)..........................................    3,705,000      (631,046)
  Increase in net unrealized appreciation...........................    3,031,590     2,625,226
                                                                     ------------  ------------
  Increase in Net Assets From Operations............................   11,302,620     5,690,760
                                                                     ------------  ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income.............................................   (5,091,453)   (3,633,960)
  Net realized gains................................................   (2,137,863)           --
                                                                     ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders.........   (7,229,316)   (3,633,960)
                                                                     ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..................................   34,935,317    47,032,036
  Net asset value of shares issued for reinvestment of dividends....    7,229,316     3,633,960
  Cost of shares reacquired.........................................  (26,292,777)  (22,029,335)
                                                                     ------------  ------------
  Increase in Net Assets From Fund Share Transactions...............   15,871,856    28,636,661
                                                                     ------------  ------------
Increase in Net Assets..............................................   19,945,160    30,693,461
NET ASSETS:
  Beginning of year.................................................   77,331,814    46,638,353
                                                                     ------------  ------------
  End of year*...................................................... $ 97,276,974  $ 77,331,814
                                                                     ============  ============
* Includes (overdistributed) undistributed net investment income of:    $(381,204)     $207,385
                                                                     ============  ============

                      See Notes to Financial Statements.

         Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Company"); its primary investment objective is to seek a high level of current income and secondarily to seek capital appreciation. The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment funds: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable All Cap Fund (formerly known as Salomon Brothers Variable Capital Fund), Salomon Brothers Variable Small Cap Growth Fund and Salomon Brothers Variable Large Cap Growth Fund. The financial statements and financial highlights for the other investment funds are presented in separate shareholder reports. The Fund and the other investment funds of the Company are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles ("GAAP") and are as follows: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available will be valued in good faith at fair value by or under the direction of the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $133,833 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. Salomon Brothers Asset Management Ltd. ("SBAM Ltd."), another indirect wholly-owned subsidiary of Citigroup, provides

         Notes to Financial Statements
         (continued)

certain advisory services to SBAM for the benefit of the Fund. SBAM Ltd. is compensated by SBAM at no additional expense of the Fund.

Effective January 24, 2003, the Fund entered into a new administration agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. As compensation for its services the Fund pays SBFM a fee calculated at an annual rate of 0.05% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Prior to January 24, 2003, SBAM served as administrator to the Fund. As compensation for its services the Fund paid SBAM a fee calculated at an annual rate of 0.05% of the Fund's average daily net assets. This fee was calculated daily and paid monthly. SBAM had delegated its responsibilities as administrator to SBFM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

The Fund has adopted a Rule 12b-1 distribution plan for Class II shares. Under the Plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets attributable to Class II shares.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

        Purchases:
           U.S. government agencies and obligations........ $   100,797
           Other investment securities.....................  74,385,272
                                                            -----------
                                                            $74,486,069
                                                            ===========
        Sales:
           U.S. government agencies and obligations........ $12,005,719
           Other investment securities.....................  52,334,136
                                                            -----------
                                                            $64,339,855
                                                            ===========

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation........................ $5,839,021
Gross unrealized depreciation........................   (386,816)
                                                      ----------
Net unrealized appreciation.......................... $5,452,205
                                                      ==========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To

         Notes to Financial Statements
         (continued)

the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At December 31, 2003, the Fund had the following open futures contracts:

                          Number of              Basis      Market   Unrealized
Contracts to Sell         Contracts Expiration   Value      Value       Loss
-----------------         --------- ---------- ---------- ---------- ----------
U.S. Treasury 5 Year Note    25        3/04    $2,759,030 $2,790,625  $(31,595)
U.S. Treasury 10 Year
  Note...................    12        3/04     1,329,678  1,347,187   (17,509)
                                                                      --------
                                                                      $(49,104)
                                                                      ========

6. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At December 31, 2003, the Fund had the following open forward foreign currency contracts:

                            Local      Market   Settlement Unrealized
          Foreign Currency Currency    Value       Date    Gain (Loss)
          ---------------- --------- ---------- ---------- -----------
              To Buy:
              Euro........ 2,900,000 $3,648,216  2/25/04    $ 170,246
              To Sell:
              Euro........ 5,833,428  7,338,485  2/25/04     (397,289)
              Euro........ 2,900,000  3,648,216  2/25/04     (102,531)
                                                            ---------
                                                            $(329,574)
                                                            =========

         Notes to Financial Statements
         (continued)


7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2003, the Fund held TBA securities with a total cost of $29,638,539.

8. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any realization of gain or loss on the roll is deferred until disposition of the rolled security.

The average monthly balance of mortgage dollar rolls outstanding during the year ended December 31, 2003 was $22,822,480. At December 31, 2003, the Fund had outstanding mortgage dollar rolls with a total cost of $30,135,099. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at December 31, 2003 included Bear, Stearns & Co. Inc. ($10,553,533).

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2003, the Fund loaned securities having a market value of $8,549,384. The Fund received cash collateral amounting to $8,670,051 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest earned by the Fund from securities lending for the year ended December 31, 2003 was $10,742.

10. Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2003, the commitment fee allocated to the Fund was $2,743. Since the line of credit was established, there have been no borrowings.

         Notes to Financial Statements
         (continued)


11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2003, the Fund held loan participations with a total cost of $360,362.

12. Capital Stock

At December 31, 2003, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in Class I shares were as follows:

                                                      Year Ended        Year Ended
                                                   December 31, 2003 December 31, 2002
                                                   ----------------- -----------------
Shares sold.......................................     3,173,655         4,564,137
Shares issued on reinvestment of dividends........       664,845           350,138
Shares reacquired.................................    (2,344,630)       (2,124,954)
                                                      ----------        ----------
Net increase......................................     1,493,870         2,789,321
                                                      ==========        ==========

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2003 the Fund had no Class II shares issued.

13. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                                     2003        2002
                                                                  ---------- -----------
Undistributed ordinary income.................................... $   25,700 $   207,385
                                                                  ========== ===========
Accumulated capital gains (losses)............................... $  311,809 $(1,029,717)
                                                                  ========== ===========
Unrealized appreciation.......................................... $5,479,100 $ 2,601,512
                                                                  ========== ===========

At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation was due primarily to wash sale loss deferrals and mark to market of derivative contracts and straddle loss deferrals.

At December 31, 2002, the difference between book basis and tax basis unrealized depreciation for the Fund was due primarily to wash sale loss deferrals.

         Notes to Financial Statements
         (continued)


The tax character of distributions paid during the year ended December 31 was:

                                                                     2003       2002
                                                                  ---------- ----------
Ordinary income.................................................. $6,379,472 $3,633,960
Long-term capital gains..........................................    849,844         --
                                                                  ---------- ----------
Total............................................................ $7,229,316 $3,633,960
                                                                  ========== ==========

14. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is PFPC Inc., which is not affiliated with CAM.

         Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                          Class I Shares
                                           --------------------------------------------
                                             2003     2002     2001     2000      1999
                                           -------  -------  -------  -------   -------
Net Asset Value, Beginning of Year........  $10.39   $10.02    $9.75    $9.66    $10.13
                                           -------  -------  -------  -------   -------
Income (Loss) From Operations:
  Net investment income (1)...............    0.56     0.51     0.48     0.56      0.60
  Net realized and unrealized gain (loss).    0.81     0.37     0.19     0.15     (0.56)
                                           -------  -------  -------  -------   -------
  Total Income From Operations............    1.37     0.88     0.67     0.71      0.04
                                           -------  -------  -------  -------   -------
Less Distributions From:
  Net investment income...................   (0.61)   (0.51)   (0.40)   (0.62)    (0.51)
  Net realized gains......................   (0.26)      --       --       --        --
  Capital.................................      --       --       --    (0.00)*      --
                                           -------  -------  -------  -------   -------
Total Distributions.......................   (0.87)   (0.51)   (0.40)   (0.62)    (0.51)
                                           -------  -------  -------  -------   -------
Net Asset Value, End of Year..............  $10.89   $10.39   $10.02    $9.75     $9.66
                                           =======  =======  =======  =======   =======
Total Return (2)..........................   13.23%    8.84%    6.91%    7.30%     0.37%
Net Assets, End of Year (000s)............ $97,277  $77,332  $46,638  $25,179   $16,709
Ratios to Average Net Assets:
  Expenses (1)(3).........................    1.00%    1.02%    1.09%    1.00%     1.00%
  Net investment income...................    4.96     5.80     5.88     7.39      7.19
Portfolio Turnover Rate...................      72%      54%      74%      74%      120%

--------
(1) SBAM has waived all or a portion of its management fees for the years ended December 31, 2002, 2001, 2000 and 1999. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                             Expense Ratios (Including
                           Decreases to          Interest Expense)
                       Net Investment Income  Without Fee Waiver and
                             Per Share         Expense Reimbursement
                       --------------------- -------------------------
        2002.........          $0.00*                  1.03%
        2001.........           0.01                   1.21
        2000.........           0.03                   1.39
        1999.........           0.06                   1.48

(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent to this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.
(3) As a result of a voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.00%.
*   Amount represents less than $0.01 per share.

         Report of Independent Auditors

To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Strategic Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Strategic Bond Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 17, 2004

--------------------------------------------------------------------------------
Tax Information
(unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2003:

  .  Total long-term capital gain distribution paid of $849,844.

A total of 5.05% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

         Additional Information
         (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                          Number of
                                 Position(s)                         Principal          Portfolios in
                                  Held with  Term of Office*       Occupation(s)        Fund Complex         Other
                                 Investment   and Length of         During Past          Overseen by   Board Memberships
Name, Address and Age              Company     Time Served          Five Years            Director     Held by Director
---------------------            ----------- --------------- -------------------------- ------------- --------------------

Non-Interested Directors:
Carol L. Colman                   Director        Since      President, Colman               35               None
Colman Consulting Co.                             1998       Consulting Co.
278 Hawley Road
North Salem, NY 10560
Age 58

Daniel P. Cronin                  Director        Since      Associate General               32               None
Pfizer Inc.                                       1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                    Director        Since      President Emeritus and          32       Director of 2
The Council on Foreign Relations                  2002       Senior Board Fellow, The                 registered
58 East 68th Street                                          Council on Foreign                       investment
New York, NY 10021                                           Relations; formerly,                     companies advised
Age 66                                                       Columnist, Deputy                        by Advantage
                                                             Editorial Page Editor, Op-               Advisers, Inc.
                                                             Ed Page, The New York                    ("Advantage")
                                                             Times

William R. Hutchinson             Director        Since      President, WR                   42       Director, Associated
535 N. Michigan                                   2003       Hutchinson & Associates,                 Banc-Corp
Suite 1012                                                   Inc.; Group Vice
Chicago, Il 60611                                            President, Mergers and
Age: 61                                                      Acquisitions, BP p.l.c.

Riordan Roett                     Director        Since      Professor and Director,         32       Director, The Latin
The Johns Hopkins University                      2002       Latin American Studies                   America Equity
1740 Massachusetts Ave. NW                                   Program, Paul H. Nitze                   Fund, Inc.
Washington, DC 20036                                         School of Advanced
Age 66                                                       International Studies,
                                                             The Johns Hopkins
                                                             University

Jeswald W. Salacuse               Director        Since      Henry J. Braker Professor       32       Director of 2
Tufts University -- The Fletcher                  2002       of Commercial Law and                    registered
School of Law & Diplomacy                                    formerly Dean, The                       investment
160 Packard Avenue                                           Fletcher School of Law &                 companies advised
Medford, MA 02155                                            Diplomacy, Tufts                         by Advantage
Age 66                                                       University.

         Additional Information
         (unaudited) (continued)

                                                                                        Number of
                             Position(s)                           Principal          Portfolios in
                              Held with    Term of Office*       Occupation(s)        Fund Complex        Other
                             Investment     and Length of         During Past          Overseen by  Board Memberships
Name, Address and Age          Company       Time Served          Five Years            Director    Held by Director
---------------------      --------------- --------------- -------------------------- ------------- -----------------

Interested Director:
R. Jay Gerken, CFA**       Chairman,            Since      Managing Director of            221            None
Citigroup Asset Management President and        2002       Citigroup Global Markets
("CAM")                    Chief Executive                 Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor Officer                         President and Chief
New York, NY 10022                                         Executive Officer of
Age 52                                                     Smith Barney Fund
                                                           Management LLC
                                                           ("SBFM"), Travelers
                                                           Investment Adviser, Inc.
                                                           ("TIA") and Citi Fund
                                                           Management, Inc.
                                                           ("CFM"); President and
                                                           Chief Executive Officer of
                                                           certain mutual funds
                                                           associated with Citigroup
                                                           Inc. ("Citigroup");
                                                           formerly, Portfolio
                                                           Manager of Smith Barney
                                                           Allocation Series Inc.
                                                           (from 1996 to 2001) and
                                                           Smith Barney Growth
                                                           and Income Fund (from
                                                           1996 to 2000)

Officers:
Andrew B. Shoup            Treasurer***         Since      Director of CAM; Senior         N/A            N/A
CAM                                             2004       Vice President and Chief
125 Broad Street           Senior Vice                     Administrative Officer of
10th Floor                 President and        Since      mutual funds associated
New York, NY 10004         Chief                2003       with Citigroup; Treasurer
Age 47                     Administrative                  of certain mutual funds
                           Officer                         associated with Citigroup;
                                                           Head of International
                                                           Funds Administration of
                                                           CAM (from 2001 and
                                                           2003); Director of Global
                                                           Funds Administration of
                                                           CAM (from 2000 to
                                                           2001); Head of U.S.
                                                           Citibank Funds
                                                           Administration of CAM
                                                           (from 1998 to 2000)

Alan J. Blake              Executive Vice       Since      Managing Director of            N/A            N/A
CAM                        President            2002       Salomon Brothers Asset
399 Park Avenue, 4th Floor                                 Management Inc
New York, NY 10022                                         ("SBAM")
Age 53

         Additional Information
         (unaudited) (continued)

                                                                                     Number of
                                Position(s)                        Principal       Portfolios in
                                 Held with    Term of Office*    Occupation(s)     Fund Complex        Other
                                Investment     and Length of      During Past       Overseen by  Board Memberships
Name, Address and Age             Company       Time Served       Five Years         Director    Held by Director
---------------------          -------------- --------------- -------------------- ------------- -----------------

James E. Craige, CFA           Executive Vice      Since      Managing Director of      N/A             N/A
CAM                            President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John B. Cunningham, CFA        Executive Vice      Since      Managing Director of      N/A             N/A
CAM                            President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 39

John G. Goode                  Executive Vice      Since      Managing Director of      N/A             N/A
CAM                            President           2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 59

Peter J. Hable                 Executive Vice      Since      Managing Director of      N/A             N/A
CAM                            President           2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 45

Roger M. Lavan, CFA            Executive Vice      Since      Managing Director of      N/A             N/A
CAM                            President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 40

Beth A. Semmel, CFA            Executive Vice      Since      Managing Director of      N/A             N/A
CAM                            President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

Peter J. Wilby, CFA            Executive Vice      Since      Managing Director of      N/A             N/A
CAM                            President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 45

George J. Williamson           Executive Vice      Since      Managing Director of      N/A             N/A
CAM                            President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 69

         Additional Information
         (unaudited) (continued)

                                                                                         Number of
                              Position(s)                           Principal          Portfolios in
                               Held with    Term of Office*       Occupation(s)        Fund Complex        Other
                              Investment     and Length of         During Past          Overseen by  Board Memberships
Name, Address and Age           Company       Time Served          Five Years            Director    Held by Director
---------------------        -------------- --------------- -------------------------- ------------- -----------------

Andrew Beagley               Vice President      Since      Director of CGM (since          N/A             N/A
CAM                          and Chief           2002       2000); Director of
399 Park Avenue, 4th Floor   Anti-Money                     Compliance, North
New York, NY 10022           Laundering                     America, CAM (since
Age 40                       Compliance                     2000); Chief Anti-Money
                             Officer                        Laundering Compliance
                                                            Officer and Vice
                                                            President of certain
                                                            mutual funds associated
                                                            with Citigroup; Director
                                                            of Compliance, Europe,
                                                            the Middle East and
                                                            Africa, Citigroup Asset
                                                            Management (from 1999
                                                            to 2000); Compliance
                                                            Officer, Salomon Brothers
                                                            Asset Management
                                                            Limited, Smith Barney
                                                            Global Capital
                                                            Management Inc.,
                                                            Salomon Brothers Asset
                                                            Management Asia Pacific
                                                            Limited (from 1997 to
                                                            1999)

Frances M. Guggino           Controller          Since      Vice President of CGM;          N/A             N/A
CAM                                              2002       Controller of certain
125 Broad Street, 10th Floor                                mutual funds associated
New York, NY 10004                                          with Citigroup
Age 45

Robert I. Frenkel            Secretary and       Since      Managing Director and           N/A             N/A
CAM                          Chief Legal         2003       General Counsel of
300 First Stamford Place     Officer                        Global Mutual Funds for
4th Floor                                                   CAM and its predecessor
Stamford, CT 06902                                          (since 1994); Secretary of
Age 48                                                      CFM; Secretary and Chief
                                                            Legal Officer of mutual
                                                            funds associated with
                                                            Citigroup

--------
  *Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
 **Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***As of January 20, 2004.

Salomon Brothers Variable Series Funds Inc


Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN, CFA
   Chairman
WILLIAM R. HUTCHINSON
RIORDAN ROETT
JESWALD W. SALACUSE

Officers
R. JAY GERKEN, CFA
   President and Chief Executive Officer
ANDREW B. SHOUP*
   Senior Vice President, Chief Administrative Officer and Treasurer
ALAN J. BLAKE
   Executive Vice President
JAMES E. CRAIGE, CFA
   Executive Vice President
JOHN B. CUNNINGHAM, CFA
   Executive Vice President
JOHN G. GOODE
   Executive Vice President
PETER J. HABLE
   Executive Vice President
ROGER M. LAVAN, CFA
   Executive Vice President
BETH A. SEMMEL, CFA
   Executive Vice President
PETER J. WILBY, CFA
   Executive Vice President
GEORGE J. WILLIAMSON
   Executive Vice President
ANDREW BEAGLEY
   Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
   Controller
ROBERT I. FRENKEL
   Secretary and
   Chief Legal Officer

Investment Manager
   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

Custodian
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Legal Counsel
   Simpson Thacher & Bartlett LLP
   425 Lexington Avenue
   New York, New York 10017

Independent Auditors
   PricewaterhouseCoopers LLP
   1177 Avenue of the Americas
   New York, New York 10036


--------
*Elected Treasurer as of January 20, 2004.

Salomon Brothers Variable Series Funds Inc
Salomon Brothers Variable Strategic Bond Fund
The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.





                                ----------------
                                    SALOMON
                                ----------------
                                    BROTHERS
                                ----------------
                                Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022            04-6104

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph
         (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Salomon Brothers Variable Series Funds Inc were $199,318 and $166,500 for the years ended 12/31/03 and 12/31/02, respectively. These amounts represent aggregate fees paid to the Accountant in connection with the annual audit of the Salomon Brothers Variable Series Funds Inc's financial statements and for services normally provided by the Accountant in connection with the statutory and regulatory filings.

         (b) Audit-Related Fees for Salomon Brothers Variable Series Funds Inc of $0 and $0 for the years ended 12/31/03 and 12/31/02.

              In addition, there were no Audit-Related Fees billed in the years ended 12/31/03 and 12/31/02 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc ("service affiliates"), that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

              (c) Tax Fees for Salomon Brothers Variable Series Funds Inc of $25,300 and $25,200 for the years ended 12/31/03 and 12/31/02.
              These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc.

              There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

         (d) There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/03 and 12/31/02.

              ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management Inc. ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

              The Charter for the Audit Committee (the "Committee") of the
              Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and
              (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

              The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include:
              (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

              Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund,
              (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
              (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

              (2)

         (f)  N/A

         (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Salomon Brothers Variable Series Funds Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

         (a)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)  Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:    /s/ R. Jay Gerken
       R. Jay Gerken
       Chief Executive Officer of
       Salomon Brothers Variable Series Funds Inc

Date:  March 10, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ R. Jay Gerken
       R. Jay Gerken
       Chief Executive Officer of
       Salomon Brothers Variable Series Funds Inc

Date:  March 10, 2004

By:    /s/ Andrew B. Shoup
       Andrew B. Shoup
       Chief Administrative Officer of
       Salomon Brothers Variable Series Funds Inc

Date:  March 10, 2004